As filed with the Securities and Exchange Commission on October 28, 2005.

  File No. 33-58041
  File No. 811-7257

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933

  POST-EFFECTIVE AMENDMENT NO. 22  ☒

  and

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940

  AMENDMENT NO. 23  ☒

SEI INSTITUTIONAL INVESTMENTS TRUST

(Exact Name of Registrant as Specified in Charter)

c/o The CT Corporation System

101 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices, Zip Code)
Registrant's Telephone Number, including Area Code 610-989-1000

Edward D. Loughlin

c/o SEI Investments Company
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

  Richard W. Grant, Esquire
  Morgan, Lewis & Bockius LLP
  1701 Market Street
  Philadelphia, Pennsylvania 19103

Title of Securities Being Registered Units of Beneficial Interest

It is proposed that this filing will become effective (check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)
  ☐  on [date] pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)
  ☐  on [date] pursuant to paragraph (a)(2) of Rule 485
  ☐  75 days after filing pursuant to paragraph (a)(2)

SEI INVESTMENTS / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement (as discussed below). This prospectus gives you important information about the Class A shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Emerging Markets Debt Fund	3

Large Cap Diversified Alpha Fund	6

More Information About Fund Investments	10

Investment Adviser and Sub-Advisers	10

Purchasing and Selling Fund Shares	13

Disclosure of Portfolio Holdings Information	19

Dividends, Distributions and Taxes	19

Financial Highlights	21

How to Obtain More Information About SEI Institutional Investments Trust	Back Cover

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Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies, and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes represented by some of the Funds is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Eligible Investors

Eligible investors are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, and Taft-Hartley plans, that have entered into an Investment Management Agreement (an Agreement) with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

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Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal:  Maximize total return

Share Price Volatility:  High to very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in U.S. dollar denominated debt securities of emerging market issuers.

Investment Strategy

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as junk bonds).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Junk bonds involve greater risks of default or downgrade, and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of

SEI INVESTMENTS / PROSPECTUS

many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The foreign sovereign debt securities and "Brady Bonds" the Fund purchases involve specific risks, including the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund may purchase shares of exchange traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

As of October 28, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.10	%*
Total Annual Fund Operating Expenses	0.95	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Emerging Markets Debt Fund - Class A Shares	0.55%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Emerging Markets Debt Fund	$97	$303

SEI INVESTMENTS / PROSPECTUS

LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities.

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in exchange-traded funds based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell

SEI INVESTMENTS / PROSPECTUS

currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (Between $916 million and $400 billion as of September 30, 2005). Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SEI INVESTMENTS / PROSPECTUS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

As of October 28, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Administrative Fees	0.05%
Distribution (12b-1) Fees	None
Other Expenses	0.10	%*
Total Annual Fund Operating Expenses	0.55	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Large Cap Diversified Alpha Fund - Class A Shares	0.35%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Large Cap Diversified Alpha Fund	$56	$176

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of September 30, 2005, SIMC had approximately $69.9 billion in assets under management.

For the fiscal year ended May 31, 2005, the Emerging Markets Debt and Large Cap Diversified Alpha Funds were not in operation. Each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Emerging Markets Debt Fund	0.85%
Large Cap Diversified Alpha Fund	0.40%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the SAI.

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Sub-Advisers and Portfolio Managers

LARGE CAP DIVERSIFIED ALPHA FUND:

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, PhD, Principal and Portfolio Manager has been with the firm for 12 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and Portfolio Manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and Portfolio Manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Harindra de Silva, President and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Greg McMurran, Chief Investment Officer, has been a member of the portfolio management team since joining the firm 29 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining the firm six years ago. Portfolio management responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Dennis Bein and Steve Sapra. Harindra de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Greg McMurran works in an oversight role.

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals consisting of Raymond T. Dalio, Robert P. Prince and Greg S. Jensen, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. He is responsible for the fundamental investment process. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 24 years of investment experience. He is responsible for research and development of proprietary investment management models and the implementation of investment strategies. Mr. Jensen is Co-Chief Investment Officer of Bridgewater and has 9 years of investment experience. He is responsible for designing investment strategies and trading. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Delaware. The vast majority of the team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio

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Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, Vice President and Portfolio Manager, had been with Transamerica since 2000 as a portfolio manager.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to INTECH. Dr. Fernholz's role is to set policy for the investment strategy and to implement and supervise the optimization process. He has been with INTECH since 1987. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios. These individuals have been with INTECH since 1988, 1991 and 1998, respectively.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals led by John Sprow, Senior Portfolio Manager, who is responsible for portfolio management trading and oversight with respect to enhanced index equity strategy, and John Kerschner, CFA, Senior Portfolio Manager, who is responsible for the development of ABS strategy, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Smith Breeden. Mr. Sprow joined Smith Breeden in 1987 and has 18 years of investment experience. Mr. Kerschner joined the firm in 1994 and has 14 years of investment experience.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London, United Kingdom, WC2N 4BL, serves as a Sub-Adviser to the Emerging Markets Debt Fund. The management of the portion of the assets of the Emerging Markets Debt Fund allocated to Ashmore is carried out by Ashmore's Investment Committee, which currently has four members. Ashmore's Managing Director and the Chairman of its Investment Committee, Mark Coombs, has been investing in emerging markets since 1983, and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market debt investment since 1990 and 1993, respectively. Mr. Dawes has geographic responsibility for Asia, product responsibility for special situations, structured transactions, equity and related derivatives and he participates in the security selection process for the Fund. Mr. Green has geographic responsibility for Latin America and Eastern Europe, a product responsibility for U.S. Bonds, local currency debt, local currencies and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

SEI INVESTMENTS / PROSPECTUS

Salomon Brothers Asset Management Inc: Salomon Brothers Asset Management Inc (SaBAM), located at 399 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Emerging Markets Debt Fund. James Craige serves as the primary portfolio manager for the portion of the assets of the Emerging Markets Debt Fund allocated to SaBAM. Mr. Craige, CFA, Managing Director, is a Senior Portfolio Manager for all emerging markets debt portfolios managed by SaBAM. Mr. Craige joined SaBAM in 1992 and is a member of the Investment Policy Committee. Peter J. Wilby, CFA, Managing Director, Chief Investment Officer - North American Fixed Income, is the Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios managed by SaBAM. Mr. Wilby joined SaBAM in 1989 and is a member of the Investment Policy Committee. Thomas K. Flanagan, CFA, Managing Director, is also a Senior Portfolio Manager for all emerging markets debt portfolios managed by SaBAM. Mr. Flanagan joined SaBAM in 1991 and is a member of the Investment Policy Committee.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Funds.

The Funds offer Shares only to Eligible Investors that have signed an Investment Management Agreement with SIMC. Under each Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business.

Eligible Investors (as defined above) may purchase Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at

SEI INVESTMENTS / PROSPECTUS

an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Funds are open for business each day that the NYSE is open (a Business Day). Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Funds will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

SEI INVESTMENTS / PROSPECTUS

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuation methodologies are reviewed by the officers of the Trust and the Administrator under the general supervision of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds' Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing

SEI INVESTMENTS / PROSPECTUS

prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Adviser or a Sub-Adviser makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

SEI INVESTMENTS / PROSPECTUS

The Funds' monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend the policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

SEI INVESTMENTS / PROSPECTUS

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Fund shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

SEI INVESTMENTS / PROSPECTUS

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of

SEI INVESTMENTS / PROSPECTUS

which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Each Fund may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election.

More information about taxes is in the Funds' SAI.

SEI INVESTMENTS / PROSPECTUS

FINANCIAL HIGHLIGHTS

As of October 28, 2005, the Emerging Markets Debt and Large Cap Diversified Alpha Funds had not commenced operations.

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated October 28, 2005 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Emerging Markets Debt and Large Cap Diversified Alpha Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:   Write to the Funds at:
  One Freedom Valley Drive
  Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-7257.

SEI-F-144 (10/05)

Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large Cap Diversified Alpha Fund Emerging Markets Debt Fund Large C

SEI Institutional Investments Trust

Emerging Markets Debt Fund

Large Cap Diversified Alpha Fund

Class A

Prospectus as of
October 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INSTITUTIONAL INVESTMENTS TRUST

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Fund Management

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Aronson+Johnson+Ortiz, LP
Analytic Investors, Inc.
Ashmore Investment Management Limited
Bridgewater Associates, Inc.
Delaware Management Company, a series of
  Delaware Management Business Trust
Enhanced Investment Technologies, LLC
Salomon Brothers Asset Management, Inc.
Smith Breeden Associates, Inc.

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to the Class A shares of the Large Cap Diversified Alpha and Emerging Markets Debt Funds dated October 28, 2005. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling the Trust at 1-800-DIAL-SEI.

October 28, 2005

TABLE OF CONTENTS

THE TRUST	S-4

INVESTMENT OBJECTIVES AND POLICIES	S-5

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-7

American Depositary Receipts	S-7

Asset-Backed Securities	S-7

Commercial Paper	S-8

Construction Loans	S-8

Equity-Linked Warrants	S-8

Equity Securities	S-9

Eurobonds	S-10

Fixed Income Securities	S-10

Foreign Securities	S-12

Forward Foreign Currency Contracts	S-12

Futures and Options on Futures	S-14

High Yield Foreign Sovereign Debt Securities	S-15

Illiquid Securities	S-15

Investment Companies	S-16

Loan Participations and Assignments	S-16

Money Market Securities	S-17

Mortgage-Backed Securities	S-17

Municipal Securities	S-19

Non-Diversification	S-20

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-20

Obligations of Supranational Agencies	S-21

Options	S-21

Privatizations	S-22

Put Transactions	S-22

Receipts	S-23

REITs	S-23

Repurchase Agreements	S-23

Reverse Repurchase Agreements	S-24

Securities Lending	S-24

Short Sales	S-25

Sovereign Debt	S-25

Structured Securities	S-26

Swaps, Caps, Floors, Collars and Swaptions	S-26

U.S. Government Securities	S-28

Variable and Floating Rate Instruments	S-28

When-Issued and Delayed Delivery Securities	S-29

Yankee Obligations	S-29

Zero Coupon Securities	S-29

INVESTMENT LIMITATIONS	S-30

THE ADMINISTRATOR AND TRANSFER AGENT	S-32

THE ADVISER AND THE SUB-ADVISERS	S-33

DISTRIBUTION AND SHAREHOLDER SERVICING	S-46

TRUSTEES AND OFFICERS OF THE TRUST	S-47

PROXY VOTING POLICIES AND PROCEDURES	S-53

PURCHASE AND REDEMPTION OF SHARES	S-54

TAXES	S-56

FUND PORTFOLIO TRANSACTIONS	S-59

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-61

DESCRIPTION OF SHARES	S-62

LIMITATION OF TRUSTEES' LIABILITY	S-62

CODES OF ETHICS	S-63

VOTING	S-63

SHAREHOLDER LIABILITY	S-63

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-63

MASTER/FEEDER OPTION	S-63

CUSTODIANS	S-64

EXPERTS	S-64

LEGAL COUNSEL	S-64

APPENDIX A-DESCRIPTION OF RATINGS	A-1

October 28, 2005

THE TRUST

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. Shareholders may purchase shares in certain funds through separate classes. Class A and Class T shares may be offered, which may provide for variations in transfer agent fees, shareholder service fees, dividends and certain voting rights. Except for such differences, each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This Statement of Additional Information relates to the following funds: Large Cap Diversified Alpha and Emerging Markets Debt Funds (each a "Fund" and, together, the "Funds"). Prior to August 2, 2005, the Funds were named the Large Cap Growth Index and Large Cap Value Index Funds, respectively.

INVESTMENT OBJECTIVES AND POLICIES

EMERGING MARKETS DEBT FUND-The investment objective of the Emerging Markets Debt Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's advisers consider emerging market issuers to be: companies the securities of which are principally traded in the capital markets of emerging market countries; companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; companies that are organized under the laws of and have a principal office in an emerging market country; or government issuers located in an emerging market country.

Fixed income securities of emerging market issuers in which the Fund may invest are U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market issuers. The Fund may invest in Brady Bonds, which are debt securities issued by debtor nations to restructure their outstanding external indebtedness, and which comprise a significant portion of the emerging debt market.

The Fund's investments in high yield government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) interests in structured securities of issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above (collectively, "High Yield Foreign Sovereign Debt Securities"). Even though many of these securities are issued by governmental issuers, they may still be considered junk bonds on account of the governmental issuer's poor credit rating. The Fund may also purchase investment grade obligations of the foregoing governmental issuers.

The Fund's investments in debt securities of corporate issuers in emerging market countries may include high yield or investment grade debt securities or other obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located in other emerging market countries; or (ii) companies organized under the laws of an emerging market country.

The Fund expects to be fully invested in the primary investments described above, but may invest up to 10% of its total assets in: common stock; convertible securities; warrants; or other equity securities, when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities. The Fund may also enter into repurchase agreements and reverse repurchase agreements, may purchase when-issued and delayed-delivery securities, lend portfolio securities to qualified borrowers and invest in shares of other investment companies. The Fund may purchase restricted securities and may invest up to 15% of the value of its net assets in illiquid securities. The Fund may invest in options and futures for hedging purposes, and may enter into swaps or related transactions. The Fund may invest in receipts, zero coupon securities, pay-in-kind bonds, Eurobonds, dollar rolls, and deferred payment securities.

There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as "junk bonds"). Information about "junk bonds" is provided under "Fixed Income Securities." There is no limit on the percentage of the Fund's assets that may be invested in non-U.S. dollar-denominated securities. However, it is expected that the majority of the Fund's assets will be denominated in U.S. dollars.

There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

LARGE CAP DIVERSIFIED ALPHA FUND-The investment objective of the Large Cap Diversified Alpha Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies composed of derivative instruments correlated to large cap equity securities and backed by other types of securities.

The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (Between $916 million and $400 billion as of September 30, 2005). The Fund also may engage in short sales.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors.''

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser or a Sub-Adviser, as applicable, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a Sub-Adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS-American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ASSET-BACKED SECURITIES-Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

COMMERCIAL PAPER-Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONSTRUCTION LOANS-In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

EQUITY-LINKED WARRANTS-While the Emerging Markets Debt Fund may purchase Equity Linked Warrants, the Large Cap Diversified Alpha Fund may not do so. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but the Adviser or Sub-Advisers, as applicable, select to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Consistent with the Funds' investment strategies, the Funds may invest in preferred stocks and convertible securities that are both investment grade and lower-rated securities. Please see a discussion of these securities later in this SAI. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are likely to be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EUROBONDS-While the Emerging Markets debt fund may purchase Eurobonds, the Large Cap Diversified Alpha Fund may not do so. A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

FIXED INCOME SECURITIES-Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's Adviser or a Sub-Adviser, as applicable. See "Appendix A-Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the Sub-Adviser will review the situation and take appropriate action with regard to the security.

Lower Rated Securities. Lower rated bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's Adviser or a Sub-Adviser, as applicable, could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES-Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS-A forward foreign currency contract involves a negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may use currency instruments to engage in the following types of currency transactions:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an Adviser or a Sub-Adviser, as applicable, reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

FUTURES AND OPTIONS ON FUTURES-Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. A Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on the Adviser's or a Sub-Adviser's, as applicable, ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES-While the Emerging Markets Debt Fund may purchase High Yield Foreign Sovereign Debt Securities, the Large Cap Diversified Alpha Fund may not do so. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES-Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser or a Sub-Adviser, as applicable, determines the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, the Adviser or a Sub-Adviser, as applicable, may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INVESTMENT COMPANIES-Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trust and the Adviser have obtained an order from the SEC that permits the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which complies with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act. A Fund may invest in investment companies managed by the Adviser or a Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act. A Fund may incur additional tax liability and be subject to special tax rules with respect to any investments in the stock of a foreign issuer that constitutes a "passive foreign investment company" under the Code.

Exchange-Traded Funds. Exchange-traded funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

LOAN PARTICIPATIONS AND ASSIGNMENTS-While the Emerging Markets Debt Fund may purchase Loan Participations and Agreements, the Large Cap Diversified Alpha Fund may not do so. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

MONEY MARKET SECURITIES-Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Adviser or a Sub-Adviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES-Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae obligations are supported by the discretionary authority of the U.S. Government to purchase such obligations and Freddie Mac obligations are supported only by the credit of Freddie Mac. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and Freddie Mac securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES-While the Large Cap Diversified Alpha Fund may purchase Municipal Securities, the Emerging Markets Debt Fund may not do so. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds.  Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION-The Emerging Markets Debt Fund is a non-diversified investment company, as defined in the 1940 Act, which means that a relatively high percentage of its' assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS-The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the Section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the Section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL ENTITIES-While the Emerging Markets Debt Fund may purchase obligations of supranational entities, the the Large Cap Diversified Alpha Fund may not do so. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

OPTIONS-A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or a Sub-Adviser, as applicable, determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e, sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PRIVATIZATIONS-While the Emerging Markets Debt Fund may participate in privatizations, the Large Cap Diversified Alpha Fund may not do so. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS-All of the Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Fund's Adviser or a Sub-Adviser, as applicable, believes present minimum credit risks, and the Fund's Adviser or a Sub-Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS-Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONS, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REITs-While the Large Cap Diversified Alpha Fund may invest in REITs, the Emerging Markets Debt Fund may not do so. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS-A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser or Sub-Adviser, as applicable. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The Adviser or Sub-Adviser, as applicable, monitors compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, as applicable, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS-While the Emerging Markets Debt Fund may enter into Reverse Repurchase Agreements, the Large Cap Diversified Alpha Fund may not do so. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES LENDING-Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, Sub-Advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES-Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise "cover" the Fund's short position as required by the 1940 Act.

The Large Cap Diversified Alpha Fund may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that it believes will underperform the market or its peers. When the Large Cap Diversified Alpha Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or its peers. This strategy may effectively result in the Large Cap Diversified Alpha Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Large Cap Diversified Alpha Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations. The Emerging Markets Debt Fund may not engage in short sales.

SOVEREIGN DEBT-While the Emerging Markets Debt Fund may invest in Sovereign Debt, the Large Cap Diversified Alpha Fund may not do so. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES-The Emerging Markets Debt Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS-Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the Adviser or Sub-Advisers, as applicable, believe to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES-Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., obligations of GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS-Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES-When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund's Adviser or Sub-Adviser, as applicable, deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS-Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933 (the "Securities Act"). These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES-Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Emerging Markets Debt and Large Cap Diversified Alpha Funds and may not be changed without shareholder approval.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Emerging Markets Debt Fund.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of the Emerging Markets Debt and Large Cap Diversified Alpha Funds and may be changed by the Trust's Board of Trustees without a vote of shareholders.

No Fund may:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap Diversified Alpha Fund.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Emerging Markets Debt Fund

  7.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  8.  Borrow money in an amount exceeding 331/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  9.  Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  10.  Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. 5. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. This investment limitation does not apply to the Large Cap Diversified Alpha Fund.

  13.  With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

  14.  With respect to the Large Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

For purposes of the industry concentration limitation specified in the Prospectuses and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of these Funds' Board of Trustees.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Fund Management (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is

the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust.  The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE ADVISER AND THE SUB-ADVISERS

General. SEI Investments Management Corporation ("SIMC" or the "Adviser") is a wholly-owned subsidiary of SEI Investments, a financial services company. The principal business address of SIMC and SEI Investments is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 8 investment companies, including more than 69 portfolios, with approximately $69.9 billion in assets under management as of September 30, 2005.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a Fund.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among sub-advisers (the "Sub-Advisers"), monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the

Board of Trustees, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to the Funds. Sub-Advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser or Sub-Advisers, or by the Adviser or Sub-Advisers on 90 days' written notice to the Trust.

Advisory Fees. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Emerging Markets Debt Fund	0.85%
Large Cap Diversified Alpha Fund	0.40%

SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

The Sub-Advisers.

ARONSON+JOHNSON+ORTIZ, LP-ARONSON+JOHNSON+ORTIZ ("AJO") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. AJO is wholly owned by its nine limited partners. Theodore R. Aronson, Managing Principal, is majority equity owner of AJO.

ANALYTIC INVESTORS, INC.-Analytic Investors, Inc. ("Analytic") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. Analytic, a wholly-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

ASHMORE INVESTMENT MANAGEMENT LIMITED-Ashmore Investment Management Limited ("Ashmore") serves as a sub-adviser to a portion of the assets of the Emerging Markets Debt Fund. Ashmore is an indirectly wholly-owned subsidiary of Ashmore Group Limited.

BRIDGEWATER ASSOCIATES, INC.-Bridgewater Associates, Inc. ("Bridgewater") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. Bridgewater was founded in 1973 and is 100% employee (or former employee) owned and controlled.

DELAWARE MANAGEMENT COMPANY-Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. Delaware Investments, which is the marketing name for Delaware, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

ENHANCED INVESTMENT TECHNOLOGIES, LLC-Enhanced Investment Technologies, LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. Janus Capital Group Inc. indirectly owns 77.5% of INTECH and 22.5% of INTECH is owned by its employees. INTECH was founded in 1987.

SALOMON BROTHERS ASSET MANAGEMENT INC-Salomon Brothers Asset Management Inc ("SaBAM") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. SaBAM was established in 1987 and is an indirect wholly-owned subsidiary of Citigroup Inc.

SMITH BREEDEN ASSOCIATES, INC.-Smith Breeden Associates, Inc. ("Smith Breeden") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. Smith Breeden is a Kansas sub-chapter S corporation and is an independent, employee-owned firm. As of September 2005, Smith Breeden's senior professionals and directors owned 86% of the firm's equity. Former employees and former directors owned the remaining 14%. Smith Breeden has remained an independent and employee-owned corporation since its inception in 1982.

Portfolio Management.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2005.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses that are awarded entirely for their contribution to AJO. The managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance.

Ownership of Fund Shares. As of October 28, 2005, the Large Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2005, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets $mm	Number of Accounts	Total Assets $mm	Number of Accounts	Total Assets $mm
Aronson, Johnson, Moore, and Ortiz	8	$2,969,000,000	17	$3,405,000,000	44	$9,659,000,000
Aronson, Johnson, Moore, and Ortiz	3*	$142,000,000*	4*	$399,000,000*	37*	$3,199,000,000*

*  Accounts listed are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Diversified Alpha Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include those referenced above (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Large Cap Diversified Alpha Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Diversified Alpha Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers'day-to-day management of the Large Cap Diversified Alpha Fund. Because of their positions with the Large Cap Diversified Alpha Fund, the portfolio managers know the size, timing, and possible market impact of Large Cap Diversified Alpha Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Diversified Alpha Fund. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Diversified Alpha Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than the Large Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Diversified Alpha Fund, such an approach might not be suitable for the Large Cap Diversified Alpha Fund given its investment objectives and related restrictions.

Analytic:

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2005.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interest of the firm and out clients. Portfolio manager's base salaries are typically reviewed on their anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of Fund Shares. As of October 28, 2005, the Large Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2005, the portfolio managers were responsible for the day-to-day management of certain Other Accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dennis Bein	10 N/A	$1,094,900,000 N/A	16 11*	$983,700,000 $439,600,000*	20 6*	$781,600,000 $260,200,000*
Harindra de Silva	10 N/A	$1,123,800,000 N/A	17 11*	$1,061,600,000 $439,600,000*	22 6*	$947,400,000 $260,200,000*
Greg McMurran	2 N/A	$167,700,000 N/A	2 N/A	$112,500,000 N/A	11 1*	$4,237,400,000 $3,950,100,000*
Steve Sapra	9 N/A	$1,088,100,000 N/A	12 8*	$773,800,000 $286,200,000*	20 6*	$781,600,000 $260,200,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Analytic's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Diversified Alpha Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The Other Accounts might have similar investment objectives as the Large Cap Diversified Alpha Fund or hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Large Cap Diversified Alpha Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Diversified Alpha Fund. Because of their positions with the Large Cap Diversified Alpha Fund, the portfolio managers know the size, timing, and possible market impact of the Large Cap Diversified Alpha Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Diversified Alpha Fund. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Diversified Alpha Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Large Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Diversified Alpha Fund, such approach might not be suitable for the Large Cap Diversified Alpha Fund given its investment objectives and related restrictions.

Ashmore

Compensation. SIMC pays Ashmore a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Ashmore and SIMC. Ashmore pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2005.

Investment professionals are compensated by fixed annual salaries, and by performance-based annual bonuses determined at the discretion of the Managing Director involving a thorough and on-going assessment of performance and contribution to Ashmore's profitability. This assessment is performed on a continuous basis as well as via a formal annual review. Investment professionals may also be granted access to equity upside in the business through shares, equity options and other earned-in mechanisms.

Ownership of Fund Shares. As of October 28, 2005, the Emerging Markets Debt Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2005, the Investment Committee was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Investment Committee	1	$451,000,000	14	*	$7,415,000,000	9	*	$2,426,000,000

*  A number of the Accounts included above are subject to a performance-based fee in addition to a normal advisory fee.

Conflicts of Interest. Ashmore's management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Debt Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include other pooled emerging markets equity and emerging markets debt funds. The Other Accounts might have similar investment objectives as the Emerging Markets Debt Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Emerging Markets Debt Fund. While Ashmore's management of Other Accounts may give rise to the following potential conflicts of interest, Ashmore does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Ashmore believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ashmore's day-to-day management of the Emerging Markets Debt Fund and Other Accounts. Because of its position with the Emerging Markets Debt Fund, Ashmore knows the size, timing, and possible market impact of Emerging Markets Debt Fund trades. It is theoretically possible that Ashmore could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Emerging Markets Debt Fund. However, Ashmore has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ashmore's management of the Emerging Markets Debt Fund and Other Accounts which, in theory, may allow them to aggregate and allocate investment opportunities in a way that could favor Other Accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Ashmore receives, or expects to receive, greater compensation from their management of the Other Accounts than the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is Ashmore's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ashmore has adopted policies and procedures reasonably designed to aggregate and allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ashmore may decide to buy securities for one or more Other Accounts that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such an approach might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

Bridgewater

Compensation. SIMC pays Bridgewater a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between Bridgewater and SIMC. Bridgewater pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2005.

Bridgewater's compensation structure includes a performance-based bonus plan and a phantom equity plan. Senior investment professionals participate in these plans and derive a large percentage of their income from them. Bonuses are based on the performance of the company and the individual compared to certain benchmarks. For the performance based bonus Bridgewater has a grading system of 1-5 for both the individual's and the company's performance. The grades are applied to each person's target bonus. Senior investment professionals have 50% of their bonus based on company performance. Ownership in the firm has also been made available to key professionals.

Rather than having traditional portfolio managers, Bridgewater uses a group-based approach in decision-making. To this end, Bridgewater has a team of senior investment professionals that oversees the entire investment management process, and monitors the performance of all portfolios and investment systems. A staff of research professionals supports the team in establishing and testing the criteria by which investment decisions will be made. These criteria are the product of Bridgewater's cumulative research into the fundamental cause-effect drivers of global market pricing. They are specifically defined in terms of fundamental economic, capital flow, and inter-market relationships that allow them to be organized and programmed into systems. Bridgewater's day-to-day active views simply reflect these criteria applied to current economic and market data. In short, Bridgewater's research effort is devoted to determining the criteria for making decisions rather than on specific investment decisions themselves.

Ownership of Fund Shares. As of October 28, 2005, the Large Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2005, the portfolio managers were responsible for the day-to-day management of certain Other Accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Investment Committee	N/A	N/A	N/A	N/A	318	$123,000,000,000

Conflicts of Interests. A potential conflict of interest may arise as a result of Bridgewater's side-by-side management of both fixed fee and performance based fee accounts and of allocating investment opportunities between the two types of accounts. Bridgewater has developed policies and procedures designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of allocating investment opportunities to all clients. Opportunities are allocated based on a systematic methodology that is both fair and equitable to all clients.

A potential conflict of interest may arise as a result of employees trading in securities for their personal accounts that are also bought and/or sold for client accounts. Bridgewater has adopted a Code of Ethics that is designed to detect and prevent such conflicts of interest. Bridgewater's Code of Ethics confirms the firm's commitment to the highest ideals of honesty, integrity and openness. This commitment is demonstrated by the extraordinary measures taken to ensure the confidentiality of client information, both internally and externally, and also in the rigorous scrutiny applied to the personal investment activities of its employees.

A potential conflict of interest may arise as a result of Bridgewater employees accepting gifts. Bridgewater employees are strictly prohibited from accepting gifts, including meals and entertainment, or other thing of more than a de minimus value from any person or entity that does business with or on behalf of Bridgewater. All gifts received by any employee must be promptly reported to the Chief Compliance Officer. Any exceptions to this policy must be approved in advance by the Chief Compliance Officer. Employees are prohibited from soliciting gifts of any size under any circumstances.

No employee shall give any gift to a client or to persons who do business with, regulate, advise or render professional services to the Bridgewater without the approval of a member of the Management Committee or a department head.

Delaware

Compensation. SIMC pays Delaware a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between Delaware and SIMC. Delaware pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2005.

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

In addition, each team member is entitled to certain payments: Bonuses, deferred compensation and stock option incentive plans/equity compensation plans.

Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% in the years that follow, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Delaware Investments U.S. Stock Option Plan.

Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Lincoln National Corporation Executive Deferred Compensation Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of Delaware's. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Ownership of Fund Shares. As of October 28, 2005, the Large Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts.  As of May 31, 2005, the portfolio managers were responsible for the day-to-day management of certain Other Accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Van Harte	4	$704,700,000	N/A	N/A	34	$4,400,000,000
Bonavico	4	$704,700,000	N/A	N/A	32	$4,400,000,000
Prislin	4	$704,700,000	N/A	N/A	32	$4,400,000,000
Broad	2	$504,700,000	N/A	N/A	4	$19,600,000
Fortier	2	$504,700,000	N/A	N/A	4	$19,600,000

Conflicts of Interest. Individual portfolio managers may perform investment management services for Other Accounts similar to those provided to the Large Cap Diversified Alpha Fund and the investment action for each account may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts. A portfolio manager may discover an investment opportunity that may be suitable for more than one account. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Intech

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2005.

For managing the Large Cap Diversified Alpha Fund and all Other Accounts, the portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH. This pay is not directly based on performance or assets of the Large Cap Diversified Alpha Fund or Other Accounts. The portfolio managers are also eligible for a cash bonus as determined by INTECH, which is not directly based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares. As of October 28, 2005, the Large Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2005, the portfolio managers were responsible for the day-to-day management of certain Other Accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team	8	$1,501,636,308	14	$4,378,406,020	233	*	$24,052,372,067	*

*  Some of the accounts listed above are subject to a performance-based advisory fee

Conflicts of Interest. As shown in the table above, the Large Cap Diversified Alpha Fund's portfolio managers may manage Other Accounts with investment strategies similar to the Large Cap Diversified Alpha Fund. Fees earned by INTECH may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in Other Accounts outperforming the Large Cap Diversified Alpha Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Large Cap Diversified Alpha Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Diversified Alpha Fund. However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order in not completely filled, executed shares are allocated to client accounts in proportion to the order.

SaBAM

Compensation. SIMC pays SaBAM a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between SaBAM and SIMC. SaBAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2005.

SaBAM's investment professionals receive a base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically based on market factors and the skill and experience of individual investment personnel.

SaBAM has recently implemented an investment management incentive and deferred compensation plan (the "SaBAM Plan") for its investment professionals, including the Emerging Markets Debt Fund's portfolio managers. Each investment professional works as a part of an investment team. The SaBAM Plan is designed to align the objectives of SaBAM investment professionals with those of the Emerging Markets Debt Fund's shareholders and other SaBAM clients. Under the SaBAM Plan a "base incentive pool" is established for each team each year as a percentage of SaBAM's revenue attributable to the team (largely management and related fees generated by the Emerging Markets Debt Fund and Other Accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-SaBAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable SaBAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable SaBAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of SaBAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Ownership of Fund Shares. As of October 28, 2005, the Large Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2005, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Peter J. Wilby, CFA	37	$16.25 million	13	$1.90 million	46	$7.95 million
James E. Craige	27	$13.53 million	9	$1.28 million	42	$7.31 million
Thomas K. Flanagan	27	$13.53 million	9	$1.28 million	42	$7.31 million

Conflicts of Interest. Potential conflicts of interest may arise when the Emerging Markets Debt Fund's portfolio manager has day-to-day management responsibilities with respect to one or more Other Accounts, as is the case for the portfolio managers listed in the table above. SaBAM has adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for SaBAM and the individuals that it employs. For example, SaBAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. SaBAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple accounts. There is no guarantee, however, that the policies and procedures adopted by SaBAM and will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts, which may limit ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more Other Accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he or she manages. If the structure of SaBAM's management fee and/or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain accounts over others. The portfolio manager might be motivated to favor accounts in which he or she has an interest or in which SaBAM and/or its affiliates have an interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. SaBAM or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the investment manager and its affiliates.

Smith Breeden

Compensation. SIMC pays Smith Breeden a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment Sub-Advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2005.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, taking into consideration the following factors for portfolio managers: risk-adjusted performance over one, three and five years for all accounts manages by the portfolio manager, account strategy, innovative and profitable transaction ideas, client service and operational efficiency.

Annual compensation packages are a combination of a base salary, cash bonuses, and restricted equity grants and are generally composed of 40% base salary, 25% cash bonuses, 401(k) and profit-sharing, and 35% of restricted equity grants. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership rise over time, making dividend payments a more important component of compensation. Cash bonuses are used to reward outstanding individual performance.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed (e.g., there is no compensation formula based on the Large Cap Diversified Alpha Fund's pre or after tax performance, or based on the Large Cap Diversified Alpha Fund's assets). In addition, there are no differences between the method of determining compensation with respect to the Large Cap Diversified Alpha Fund and any Other Accounts.

Ownership of Fund Shares. As of October 28, 2005, the Large Cap Diversified Alpha Fund had not commenced operations. Accordingly, Smith Breeden's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2005, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Sprow	1	$20,000,000	N/A	N/A	N/A	N/A
John Kerschner, CFA	N/A	N/A	3	$122,000,000	5	$2,309,000,000

Conflicts of Interests. Officers, directors and shareholders of Smith Breeden own collectively more than 70% of the common stock of Community First Financial Group, which has a majority ownership in financial institutions to which Smith Breeden provides services. Smith Breeden is also the sponsor or general partner of certain pooled investment vehicles, which are recommended to investors for purchase and for which Smith Breeden serves as investment adviser. With respect to these pooled investment vehicles, a portion of the fees received by Smith Breeden are based on the performance of the funds. Investment opportunities are allocated to these institutions on the same basis as they are allocated to all other clients in accordance with Smith Breeden's Trade Allocation Policy.

On occasion, Smith Breeden, its principals, or employees may purchase or sell for their own accounts securities also invested in by clients or recommended to clients. Smith Breeden maintains a Code of Ethics (as described further below) that is designed to prevent conflicts of interest that such individuals may have with client securities holdings and transactions.

Smith Breeden has adopted a Compliance Manual that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act of 1940 (the "Advisers Act") and generally require both Smith Breeden and its employees to deal with all clients in a fair and equitable manner.

Smith Breeden's Trade Allocation Policy is designed to ensure that (i) no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities and (ii) to the extent practical, investment opportunities are allocated among clients over a period of time on a fair and equitable basis. The Best Execution Policy is designed to ensure that Smith Breeden seeks best execution, which refers to trading processes that seek to maximize the value of a client's portfolio within such client's stated investment objectives and constraints. The Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, nonpublic information. In connection with the provisions of the company's Code of Ethics, Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI Investments, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement ("Distribution Agreement") with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

Shareholder and Administrative Servicing Plans. The Trust has also adopted a shareholder service plan and agreement (the "Service Plan") and an administrative services plan and agreement (the "Administrative Service Plan") for the Class T shares of the Funds. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: (i) maintaining client accounts; (ii) arranging for bank wires; (iii) responding to client inquiries concerning services provided by the Distributor or any other service provider; (iv) assisting clients in changing dividend options, account designations and addresses; and (v) responding to client inquiries concerning their investments in Class T shares of the Funds. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

Under the Administrative Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: (i) providing sub-accounting with respect to Class T shares beneficially owned by clients; (ii) providing information periodically to clients showing their positions in Class T shares; (iii) forwarding shareholder communications from the Trust; (iv) processing purchase, exchange and redemption requests from clients and placing such orders with the Fund or its service providers; (v) processing dividend payments; and (vi) providing such other similar services as the Funds may reasonably request, to the extent the service provider is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. SIMC may make payments out of its assets to third parties in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the end investor. All such solicitation payments are paid by SIMC or its affiliates out of its own resources, and are not charged to the Funds.

SIMC and its affiliates do not make marketing "shelf space" or other similar payments to broker-dealers with respect to the Funds. In addition, the Funds do not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of 69 funds and includes funds not described in this Statement of Additional Information. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, the year in which the trustee was elected, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. There is no stated term of office for the trustees of the Trust. The business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)-Chairman of the Board of Trustees* (since 1995)-Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments-Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments-Unit Trust Management (UK) Limited, SEI Global Nominee Ltd., SEI Multi-Strategy Funds PLC., SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P. and SEI Opportunity Fund, L.P. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40)-Trustee* (since 1995)-1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments-Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)-Trustee (since 1995)-Retired. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)-Trustee (since 1995)-Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Director of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-Trustee (since 1996)-Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)-Trustee (since 1999)-Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd., from 1999 to 2002. Director, Sonoco, Inc. and Exelon Corporation; Trustee of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*  Messrs. Nesher and Doran are Trustees deemed to be "interested" persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Trust's Distributor and SIMC.

NINA LESAVOY (DOB 07/24/57)-Trustee (since 2003)-Managing Partner, Cue Capital since March 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JAMES M. WILLIAMS (DOB 10/10/47)-Trustee (since 2004)-Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee of SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditors and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditors to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditors and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditors that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times in the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 18 times in the Trust's most recently completed fiscal year.

•  Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee operates under procedures approved by the board which provide that the Nominating Committee will consider nominees recommended by shareholders when such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's address. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met 4 times during the Trust's most recently completed fiscal year.

Board of Trustees Considerations in Approving the Continuation of Advisory and Sub-Advisory Agreements. Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to each series of the Trust and may manage the cash portion of the Funds' assets. Pursuant to the Investment Advisory Agreements with SIMC, and under the supervision of SIMC and the Board, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The 1940 Act requires that the initial approval of, as well as the continuation of, each Fund's Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund's Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the SEC takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and each of the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and each Sub-Adviser regarding: (a) the quality of SIMC's and Sub-Advisers' investment management and other services; (b) SIMC's and Sub-Advisers' investment management personnel; (c) SIMC's and Sub-Advisers' operations and financial condition; (d) SIMC's and Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and each Sub-Adviser charges a Fund compared with the fees each charges to comparable mutual funds; (f) a fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and each Sub-Adviser's profitability from its Fund-related operations; (h) SIMC's and Sub-Advisers' compliance systems; (i) SIMC's and Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) each Fund's performance compared with similar mutual funds.

At the March 8, 2005 and September 20-21, 2005 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•  the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•  each Fund's investment performance and how it compared to that of other comparable mutual funds;

•  each Fund's expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•  the profitability of SIMC and the Sub-Advisers and their affiliates with respect to each Fund, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•  the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered each Fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for a given Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and each

Fund's net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund's respective peer group. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economics of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgement. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	None	Over $100,000
None
Independent
Mr. Gooch	None	Over $100,000
Mr. Storey	None	None
Mr. Sullivan	None	None
Ms. Greco	None	None
Ms. Lesavoy	None	None
Mr. Williams	None	None

*  Valuation date is December 31, 2004.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0
Independent
Mr. Gooch	$26,929	N/A	N/A	$133,500
Mr. Storey	$26,929	N/A	N/A	$133,500
Mr. Sullivan	$26,929	N/A	N/A	$133,500
Ms. Greco	$26,929	N/A	N/A	$133,500
Ms. Lesavoy	$26,929	N/A	N/A	$133,500
Mr. Williams*	$26,929	N/A	N/A	$133,500

*  Mr. Williams was appointed a Trustee as of October 27, 2004.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI Investments or its affiliates act as investment adviser, administrator or distributor.

EDWARD D. LOUGHLIN (DOB 03/07/51)-President and Chief Executive Officer (since 1995)-Executive Vice President and President-Enterprise Division of SEI Investments since 1993. Director and President of SIMC since 2004. Chief Executive Officer of the Administrator and Director of the Distributor since 2003. Executive Vice President of the Administrator, 1994-2003. Executive Vice President of SIMC, 1994-2004.

TIMOTHY D. BARTO (DOB 03/28/68)-Vice President and Secretary (since 2002)-Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor.

STEPHEN F. PANNER (DOB 06/08/70)-Controller and Chief Financial Officer (since 2005)-Fund Accounting Director of the Administrator, 2005-Present. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2004. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

JOHN J. MCCUE (DOB 04/20/63)-Vice President (since 2004)-Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to present.

THOMAS D. JONES III (DOB 03/23/65)-Chief Compliance Officer (since 2004)-Chief Compliance Officer and Assistant Secretary of SIMC since March 2004. First Vice President, Merrill Lynch Investment Managers (Americas), 2003-2004. Director, Merrill Lynch Investment Managers (Americas), 2001-2002. Vice President, Merill Lynch Investment Managers (Americas) 1998-2000.

SOFIA A. ROSALA (DOB 02/01/74)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI Investments, September 2001-2004. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

PHILIP T. MASTERSON (DOB 03/12/64)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary of SIMC since 2005. General Counsel, Citco Mutual Fund Services, 2003-2004. Vice President and Associate Counsel, OppenheimerFunds, 2001-2003. Vice President and Assistant Counsel, OppenheimerFunds, 1997-2001.

JAMES NDIAYE (DOB 09/11/68)-Vice President and Assistant Secretary (since 2005)-Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003. Assistant Vice President, ING Variable Annuity Group, 1999-2000.

MICHAEL T. PANG (DOB 07/08/72)-Vice President and Assistant Secretary (since 2005)-Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE WELCH (DOB 09/13/77)-Anti-Money Laundering Compliance Officer (since 2005)-Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI Investments since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2005, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities of the Funds for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Funds' Fair Value Pricing Committee and reviewed by the Board of Trustees. In complying with the 1940 Act, the Funds follow guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Securities held by a Fund that are listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by the Funds at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security held by a Fund that is listed on multiple exchanges, the principal exchange will generally be considered to be the exchange on which the security is normally most actively traded. Securities that are held by a Fund that are listed on NASDAQ are valued using the NASDAQ Official Closing Price. If prices for securities held by a Fund that are listed on a securities exchange or on market or automated quotation systems are not readily available, the security will be valued in accordance with Fair Value Procedures established by the Board of Trustees.

If available, money market securities and other debt securities held by a Fund are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities held by a Fund with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued in accordance with Fair Value Procedures established by the Board of Trustees.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

For securities held by a Fund that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund's Adviser or Sub-Adviser, as applicable, becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Pricing Committee meeting be called. In addition, the Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Funds calculate net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Fund's Adviser or Sub-Adviser, as applicable, holding the relevant securities that such limits have been exceeded. In such event, the Fund's Adviser or Sub-Adviser, as applicable, makes the determination whether a Fair Value Pricing Committee meeting should be called based on the information provided.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. A Fund's Adviser or Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service's prices will be reliable. A Fund's Adviser or Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from the Fund's Adviser or Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuation methodologies are reviewed by the officers of the Trust and the Administrator under the general supervision of the Board of Trustees.

Securities held by a Fund for which market prices are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Pricing Committee designated by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's

Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the fund securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations) and distributions to individual shareholders should qualify as qualified dividend income (subject to certain limitations). The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. Based upon its investment objectives, it is not anticipated that the Emerging Markets Debt Fund will make distributions that will qualify for the dividends-received deduction or as qualified dividend income.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, the Emerging Markets Debt Fund may be eligible to make the election.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

FUND PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and Sub-Advisers are responsible for placing orders to execute fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and Sub-Advisers will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fund securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, a Fund's Adviser and Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser and Sub-Advisers. The Adviser and Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act ("Section 28(e)") permits the Adviser and Sub-Advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the Funds' Adviser or Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser and Sub-Advisers under the Advisory and Sub-Advisory Agreements. Any advisory, sub-advisory, or other fees paid to the Adviser and Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Advisers will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Sub-Advisers face a potential conflict of interest, but the Adviser or Sub-Advisers believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In connection with transactions effected for Funds operating within the "Manager of Managers" structure, under this policy, SIMC and the various firms that serve as Sub-Advisers to certain Funds of the

Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's brokerage with the Distributor. SIMC requests, but does not require, that certain sub-advisers execute up to thirty percent of trades with the Distributor, which acts as introducing broker and receives a commission. SIMC also will from time to time execute trades with the Distributor, again acting as introducing broker, for trades associated with the transition of portfolios when there is a change in sub-advisers in a Fund or a reallocation of assets among sub-advisers. An unaffiliated third-party broker selected by SIMC or the relevant sub-adviser provides execution and clearing services with respect to such trades, and is compensated for such services from the commission paid on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay fund operating expenses. Sub-advisers are authorized to execute trades pursuant to the Program; provided that, the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the "Portfolio Holdings Website"). The Funds' Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Fund's independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses for the Funds or this Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 28, 2005, the Emerging Markets Debt and Large Cap Diversified Alpha Funds had not commenced operations.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

Wachovia Bank, N.A. ("Wachovia"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, acts as wire agent for each of the Funds and custodian for the assets of the Large Cap Diversified Alpha Fund. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, MA 02109-3661, acts as custodian for the assets of the Emerging Markets Debt Fund. Wachovia and BBH hold cash, securities and other assets of the respective Fund for which they act as custodian as required by the 1940 Act.

EXPERTS

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103 serves as independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

APPENDIX A-DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S RATING DEFINITIONS

LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2) The obligation's nature and provisions.

(3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, as implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB  Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B  Debt rate "B" has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC  Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC  The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C  The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D  Debt is rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr  The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L  The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA", its subordinated or junior debt is rated "AAA" or "AA+", If an issuer's actual or implied senior debt rating is lower than "AAA" but higher than "BB+", its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is "A", subordinated debt normally would be rated "A-". If an issuer's actual or implied senior debt rating is "BB+" or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

Investment and Speculative Grades

The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA", "AA", "A", "BBB", generally are recognized as being investment grade. Debt rated "BB" or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

Ratings continue as a factor in many regulations, both in the U.S. and abroad, notably in Japan. For example, the SEC requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

FITCH'S RATINGS DEFINITIONS

LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

MOODY'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

SEI INSTITUTIONAL INVESTMENTS TRUST

PART C. OTHER INFORMATION

Item 23.  Exhibits:

(a)  Registrant's Declaration of Trust is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

(b)  Amended By-Laws, dated June 17, 2004, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation") as previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is herein incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(2)  Amended Schedule B to the Investment Advisory Agreement between the Trust and SIMC is filed herewith.

(d)(3)  Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(4)  Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(5)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Diversified Alpha Fund are filed herewith.

(d)(6)  Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(7)  Form of Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Diversified Alpha Fund are filed herewith.

(d)(8)  Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(9)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Diversified Alpha Fund are filed herewith.

(d)(10)  Investment Sub-Advisory Agreement between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(11)  Schedules A and B dated April 27, 2005 to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap, Small/Mid Cap Equity and Large Cap Funds are herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(12)  Amended Schedules A and B of the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company are filed herewith.

(d)(13)  Form of Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the International Fixed Income and the Large Cap Disciplined Equity Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(14)  Form of Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. is filed herewith.

(d)(15)  Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates LLC with respect to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds is filed herewith.

(d)(16)  Form of Investment Sub-Advisory Agreement between SIMC and Ashmore Investment Management Limited with respect to the Emerging Markets Debt Fund is filed herewith.

(d)(17)  Form of Investment Sub-Advisory Agreement between SIMC and Salomon Brothers Asset Management, Inc. with respect to the Emerging Markets Debt Fund is filed herewith.

(e)(1)  Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(e)(2)  Schedule A to the Distribution Agreement between the Trust and SEI Investments Distribution Co., as amended September 16, 2004, is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(f)  Not Applicable.

(g)(1)  Custodian Agreement between the Trust and Wachovia Bank, N.A. is is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(g)(2)  Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management dated December 10, 2003 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(h)(2)  Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management, as amended September 16, 2004, is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(h)(3)  Form of Administrative Services Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(h)(4)  Form of Amended Shareholder Service Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan dated November 14, 2001, as approved September 16, 2002, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451) filed with the SEC on March 29, 2005.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451), filed with the SEC on March 29, 2005.

(p)(3)  The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 42 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on January 29, 2004.

(p)(4)  The Code of Ethics for Enhanced Investment Technologies, LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 43 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on November 29, 2004.

(p)(5)  The Code of Ethics for Analytic Investors, Inc. is is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(6)  The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(7)  The Code of Ethics for Bridgewater Associates, Inc. is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 39 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on January 28, 2005.

(p)(8)  The Code of Ethics for Smith Breeden Associates, Inc. is is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(9)  The Code of Ethics for Ashmore Investment Management Limited is filed herewith.

(p)(10)  The Code of Ethics for Salomon Brothers Asset Management, Inc. is filed herewith.

(q)(1)  Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, Nina Lesavoy, James M. Storey and Edward D. Loughlin are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 40 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File No. 33-9504), filed with the SEC on November 12, 2003.

(q)(2)  Power of Attorney for James M. Williams is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 38 to SEI Institutional International Trust's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on November 29, 2004.

(q)(3)  Power of Attorney for Stephen F. Panner is herein incorporated by reference to Exhibit (q)(3) of Post-Effective Amendment No. 32 to SEI Liquid Asset Trust's Registration Statement on Form N-1A (File Nos. 2-73428 and 811-3231), filed with the SEC on October 27, 2005.

Item 24.

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company which also controls the Distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the adviser and each sub-adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The adviser and each sub-adviser's table was provided to the Registrant by the adviser or respective sub-adviser for inclusion in this Registration Statement.

Analytic Investors, Inc.

Analytic Investors, Inc. ("Analytic") is a sub-adviser for the Registrant's Large Cap Diversified Alpha Fund. The principal business address of Analytic is 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Roger G. Clarke Chairman	Ensign Peak Advisors	President
Scott Powers Director	Old Mutual (US) Holdings, Inc. Old Mutual Asset Managers (US) LLC	Chief Executive Officer Chief Executive Officer
Marie Nastasi Arlt Vice President, Corporate Secretary, Director and Chief Operating Officer	Analytic US Market Neutral Offshore, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore M, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore Master, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore II, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore Master II, Ltd. (Cayman Islands)	Director
	Analytic Japanese Equity Market Neutral Offshore, Ltd. (Cayman Islands)	Director
	Analytic Japanese Equity Market Neutral Offshore Master, Ltd. (Cayman Islands)	Director
	Analytic Market Neutral V-6, Ltd. (Cayman Islands)	Director
	Analytic Global Opportunity Fund I, Ltd. (Cayman Islands)	Director
Dennis Bein Chief Investment Officer	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Gregory McMurran Chief Investment Officer	-	-
Amy Stueve Chief Compliance Officer	-	-
Harindra de Silva Director and President	Analytic US Market Neutral Offshore, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore M, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore Master, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore II, Ltd. (Cayman Islands)	Director
	Analytic US Market Neutral Offshore Master II, Ltd. (Cayman Islands)	Director
	Analytic Japanese Equity Market Neutral Offshore, Ltd. (Cayman Islands)	Director
	Analytic Japanese Equity Market Neutral Offshore Master, Ltd. (Cayman Islands)	Director
	Analytic Market Neutral V-6, Ltd. (Cayman Islands)	Director
	Analytic Global Opportunity Fund I, Ltd. (Cayman Islands)	Director
	Triangle Asset Management , Ltd. (Cayman Islands)	Director
Aronson+Johnson+Ortiz, LP

Aronson+Johnson+Ortiz, LP ("AJO") is a sub-adviser for the Registrant's Large Cap Diversified Alpha Fund. The principal business address of AJO is 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Theodore R. Aronson Managing Principal Portfolio Manager	-	-
Kevin M. Johnson Principal Portfolio Manager	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Gina Marie N. Moore Principal Portfolio Manager	-	-
Martha E. Ortiz Principal Portfolio Manager	-	-
Stefani Cranston Principal Accounting	-	-
Paul Dodge Principal Operations	-	-
Gina Marie N. Moore Principal Research	-	-
Gregory J. Rogers Principal Trading	-	-
Douglas D. Dixon Principal	-	-
R. Brian Wenzinger Principal	-	-
Joseph F. Dietrick Associate	-	-
Ashmore Investment Management Limited

Ashmore Investment Management Limited ("Ashmore") is a sub-adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Ashmore is 20 Bedfordbury, London, United Kingdom WC2N 4BL. Ashmore is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Mark Coombs Director	Ashmore Group Ltd	Director
	Ashmore Investments (UK) Ltd	Director
	Ashmore Investment Management Ltd	Director
	Ashmore Corporate Finance Ltd	Director (resigned April 13, 2004)
	Ashmore Asset Management Limited	Director
	Ashmore Russian Equity Fund (Cayman Islands registered)	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Ashmore AOF (GP) Limited (Cayman Islands registered)	Director
	Ashmore Global Special Situations Fund Limited (Guernsey registered)	Director
	Ashmore Global Special Situations Fund 2 Limited (Guernsey registered)	Director
	Ashmore Emerging Markets Debt Fund (Cayman Islands registered)	Director
	Ashmore Management Company Limited (Guernsey registered)	Director
	International Administration (Guernsey) Limited (Guernsey registered)	Director
	Balkan Regeneration Fund (Cayman Islands registered)	Director (Ceased June 29, 2005)
	Ashmore Emerging Markets Debt and Currency Fund (Guernsey registered)	Director
	EMTA (US registered)	Director (Co-chair)
	Ashmore SICAV (Luxembourg registered)	Director
	The Ashmore Group Limited Pension Scheme	Trustee (Ceased)
	The Ashmore Group Ltd Retirement and Death Benefit Scheme	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Mark Coombs	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Julian Green	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Christopher Raeder	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Jerome Booth	Trustee
Jon Moulton–Director	Alchemy Partners (Guernsey) Ltd (Guernsey registered)	Director
	Alchemy Partners LLP	Managing Partner
	30 St James's Square Investments Ltd	Director
	Aardvark TMC Ltd	Director–(resigned 26 October 2004)

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Air Sea Survival Equipment Limited	Director
	Airborne Systems Holdings Ltd	Director
	Ashmore Group Ltd	Director
	Ashmore Investments (UK) Ltd	Director
	Ashmore Investment Management Ltd	Director
	Ashmore Corporate Finance Ltd	Director (resigned 13 April 2004)
	Aries (Mauritius registered)	Director
	Cedar Ltd	Director
	Civica plc	Director
	Edlaw plc	Director
	Everett Services	Director–(dissolved 12 October 2004)
	Phoenix IT Group Ltd	Director–(resigned 21 October 2004)
	Point-on Holdings Ltd	Director
	Redac Ltd	Director
	Redac Gratis Limited	Director
	Redac Group Ltd	Director
	Redac Group No 2 Ltd	Director
	Sandsenor Ltd	Director
	Storeys Group Limited	Director
	Sylvan International Limited	Trustee
	Sylvan Trustees Limited	Director
	Tattershall Castle Group Limited (Guernsey registered)	Director
	UK Stem Cell Foundation	Director
	Wardle Storeys (Group) Limited	Director

Bridgewater Associates, Inc.

Bridgewater Associates, Inc. ("Bridgewater") is a sub-adviser for the Registrant's Large Cap Diversified Alpha Fund. The principal business address of Bridgewater is 1 Glendinning Place, Westport, Connecticut 06680. Bridgewater is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Raymond T. Dalio, President and Co-Chief Investment Officer	-	-
Giselle F. Wagner, Managing Director	-	-
Peter R. La Tronica, Chief Compliance Officer	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robert P. Prince, Co-Chief Investment Officer	Arctic Edge, LLC Heavy Putter Company, LLC	Part owner Treasurer, part owner
Gregory S. Jensen, Co-Chief Investment Officer	-	-
Tom M. Sinchak, Chief Legal Counsel	Connecticut Attorney's Title Insurance Company	Served on the Board of Directors (prior to July 2004)
	Sinchak & Bennett	Partner (1992-July 1, 2004)
Ellen Gerstein, Chief Financial Officer	Gintel & Co, LLC	Chief Financial Officer/ Secretary (prior to April 2004)
	Gintel Asset Management, Inc.	Chief Financial Officer/ Secretary (prior to April 2004)
	Gintel Equity Management, LLC (this LLC is the general partner of Gintel Partners Fund, LP, a hedge fund investment partnership)	Chief Financial Officer/ Secretary (prior to April 2004)
	Soho Computer Solutions, LLC	President/Treasurer
	Acorn, LLC	Secretary/Treasurer
Hope Woodhouse, Chief Operating Officer	Auspex Group LP	President and Chief Operating Officer
	Smith Point Group, LLC	Chief Executive Officer and Chief Operating Officer
	Phillips Academy Andover	Investment Committee, Development Board, and other lesser committees
	Tiger Foundation	Trustee
	Network for Family Life Education	Advisory Board

Delaware Management Company

Delaware Management Company, a series of Delaware Management Business Trust, ("Delaware") is a sub-adviser for the Registrant's Large Cap Diversified Alpha Fund. The principal business address of Delaware is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Jude T. Driscoll President, Chief Executive Officer	Delaware Affiliates with the Adviser Lincoln National Investment Companies, Inc.	Similar capacities as positions President, CEO, Director/Trustee
	HYPPCO Finance Company Ltd.	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John C.E. Campbell Executive Vice President, Global Marketing & Client Services	Delaware Affiliates	Similar capacities as positions with the Adviser
Patrick P. Coyne Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income	Delaware Affiliates Lincoln National Investment Companies, Inc.	Similar capacities as positions with the Adviser Executive Vice President, Managing Director, CIO
	Lincoln National Convertible Securities Fund, Inc.	President, Director
	Lincoln National Income Fund, Inc.	President, Director
Gerald S. Frey Managing Director/ CIO-Growth Investing	Delaware Management Business Trust Delaware Investment Advisers	Managing Director/CIO-Growth Investing Managing Director/CIO-Growth Investing
	Delaware Capital Management	Managing Director/CIO-Growth Investing
	Delaware Management Holdings, Inc.	Managing Director/CIO-Growth Investing
	Lincoln National Investment Companies, Inc.	Managing Director/CIO-Growth Investing
	Delaware Investments Family of Funds	Managing Director/CIO-Growth Investing
Joseph H. Hastings Executive Vice President, Treasurer, Controller	Delaware Management Business Trust Delaware Lincoln Cash Management	Executive Vice President, Treasurer, Controller Executive Vice President, Treasurer, Controller
	Delaware Capital Management	Executive Vice President, Treasurer, Controller
	Delaware Management Holdings, Inc.	Executive Vice President, Treasurer, Controller
	DMH Corp.	Executive Vice President, Treasurer, Controller
	Delaware Management Company, Inc.	Executive Vice President, Treasurer, Controller
	Delaware Service Company, Inc.	Executive Vice President, Treasurer, Controller
	Delaware Distributors, L.P.	Executive Vice President
	Delaware Distributors, Inc.	Executive Vice President
	Delaware General Management, Inc.	Executive Vice President, Interim Chief Financial Officer, Treasurer, Controller

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Investments U.S., Inc.	Executive Vice President, Interim Chief Financial Officer, Treasurer, Controller
	Lincoln National Investment Companies, Inc.	Executive Vice President, Treasurer, Controller
	LNC Administrative Services Corporation	Executive Vice President, Treasurer, Controller
	Delaware Management Trust Company	Executive Vice President, Chief Financial Officer, Treasurer, Director
	Retirement Financial Services, Inc.	Executive Vice President, Chief Financial Officer
	Delaware Investment Advisors	Executive Vice President, Interim Chief Financial Officer, Controller
	Delaware Investments Family of Funds	Executive Vice President, Chief Financial Officer
Richelle S. Maestro Executive Vice President, General Counsel, Secretary	Delaware Investment Advisers Delaware Lincoln Cash Management	Executive Vice President, General Counsel, Secretary Executive Vice President, General Counsel, Secretary
	Delaware Management Holdings, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	DMH Corp., Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware Management Trust Company	Senior Vice President, General Counsel, Secretary
	Delaware Management Business Trust	Senior Vice President, General Counsel, Secretary, Director, Trustee
	Lincoln National Investment Companies, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Lincoln National Convertible Securities Fund, Inc.	Vice President, General Counsel
	Lincoln National Income Fund, Inc.	Vice President, General Counsel
	Delaware Investments U.S., Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware General Management, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Management Company, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware Service Company, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Retirement Financial Services, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	LNC Administrative Services Corporation	Executive Vice President, General Counsel, Secretary
	Delaware Investments Family of Funds	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware Capital Management	Executive Vice President, General Counsel, Secretary,
	Delaware Distributors, L.P.	Senior Vice President, General Counsel, Secretary, Director, Trustee
	Tri-R Associates	General Partner
David F. Connor Vice President, Deputy General Counsel, Assistant Secretary	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Deputy General Counsel, Assistant Secretary Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Lincoln Cash Management	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Capital Management	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Management Holdings, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	DMH Corp.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Investments U.S., Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Management Company, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Retirement Financial Services, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Management Trust Company	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Distributors, L.P.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Distributors, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Lincoln National Investment Companies, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	LNC Administrative Services Corporation	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Investments Family of Funds	Vice President, Deputy General Counsel, Assistant Secretary
	Lincoln National Income Fund, Inc.	Secretary
	Lincoln National Convertible Securities Fund, Inc.	Secretary
David P. O'Connor Vice President, Associate General Counsel, Assistant Secretary	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Associate General Counsel, Assistant Secretary Vice President, Associate General Counsel, Assistant Secretary
	Delaware Lincoln Cash Management	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Capital Management	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Management Holdings, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	DMH Corp.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Management Company, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Service Company Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Retirement Financial Services, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Distributors, L.P.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Distributors, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware General Management, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Investments U.S., Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Lincoln National Investment Companies, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	LNC Administrative Services Corporation	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Investments Family of Funds	Vice President, Associate General Counsel, Assistant Secretary
Kevin S. Lee Vice President, Assistant Controller	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Assistant Controller Vice President, Assistant Controller

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Lincoln Cash Management	Vice President, Assistant Controller
	Delaware Capital Management, Inc.	Vice President, Assistant Controller
	Delaware Management Holdings, Inc.	Vice President, Assistant Controller
	DMH Corp.	Vice President, Assistant Controller
	Delaware Investments U.S., Inc.	Vice President, Assistant Controller
	Delaware Management Company, Inc.	Vice President, Assistant Controller
	Delaware Service Company, Inc.	Vice President, Assistant Controller
	Retirement Financial Services, Inc.	Vice President, Assistant Controller
	Delaware Management Trust Company	Vice President, Assistant Controller
	Delaware Distributors, L.P.	Vice President, Assistant Controller
	Delaware Distributors, Inc.	Vice President, Assistant Controller
	Delaware General Management, Inc.	Vice President, Assistant Controller
	Lincoln National Investment Companies, Inc.	Vice President, Assistant Controller
	LNC Administrative Services Corporation	Vice President, Assistant Controller
Brian L. Murray. Jr. Senior Vice President, Associate General Counsel, Assistant Secretary, Compliance Director	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Associate General Counsel, Assistant Secretary Senior Vice President, Associate General Counsel, Assistant Secretary, Compliance Director
	Delaware Capital Management	Senior Vice President, Associate General Counsel, Assistant Secretary, Compliance Director
	Delaware Lincoln Cash Management	Senior Vice President, Compliance Director
	Delaware Service Company, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Distributors, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Retirement Financial Services, Inc.	Vice President, Associate General Counsel, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Distributors, L.P.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Capital Management	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Investments Family of Funds	Vice President, Associate General Counsel, Assistant Secretary, Interim Chief Compliance Officer
	Delaware Management Trust Company	Senior Vice President, Compliance Director, Assistant Secretary
Richard Salus Vice President, Deputy Controller	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Assistant Controller Vice President, Deputy Controller
	Delaware Lincoln Cash Management	Vice President, Deputy Controller
	Delaware Capital Management	Vice President, Deputy Controller
	Delaware Management Holdings, Inc.	Vice President, Deputy Controller
	DMH Corp.	Vice President, Deputy Controller
	Delaware Management Company, Inc.	Vice President, Deputy Controller
	Delaware Service Company, Inc.	Vice President, Assistant Controller
	Retirement Financial Service, Inc.	Vice President, Assistant Controller
	Delaware Management Trust Company	Vice President, Assistant Controller
	Delaware Distributors, L.P.	Vice President, Assistant Controller
	Delaware Distributors, Inc.	Vice President, Assistant Controller
	Delaware General Management, Inc.	Vice President, Deputy Controller
	Delaware Investments U.S., Inc.	Vice President, Deputy Controller
	Lincoln National Investment Companies, Inc.	Vice President, Deputy Controller
	LNC Administrative Services Corporation	Vice President, Deputy Controller
Richard D. Seidel Vice President, Assistant Controller, Manager-Payroll	Delaware Investment Advisers Delaware Lincoln Cash Management	Vice President, Assistant Controller, Manager-Payroll Vice President, Assistant Controller, Manager-Payroll

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Investments U.S., Inc.	Vice President, Assistant Controller, Manager-Payroll
	Delaware General Management, Inc.	Vice President, Assistant Controller, Manager-Payroll
	Delaware Distributors, Inc.	Vice President, Assistant Controller, Manager-Payroll
	Delaware Management Business Trust	Vice President, Assistant Controller, Manager-Payroll
	Retirement Financial Services, Inc.	Vice President, Assistant Controller, Manager-Payroll
	Lincoln Investment Companies, Inc.	Vice President, Assistant Controller, Manager-Payroll
	LNC Administrative Services Corporation	Vice President, Assistant Controller, Manager-Payroll
	Delaware Capital Management	Vice President, Assistant Treasurer
	Delaware Management Holdings, Inc.	Vice President, Assistant Treasurer
	DMH Corp.	Vice President, Assistant Treasurer
	Delaware Service Company, Inc.	Vice President, Assistant Treasurer
	Delaware Distributors, L.P.	Vice President, Assistant Treasurer
	Delaware Management Company, Inc.	Vice President, Assistant Controller, Manager-Payroll
Joel A. Ettinger Vice President, Taxation	Delaware Investment Advisers Delaware Lincoln Cash Management	Vice President, Taxation Vice President, Taxation
	Delaware Capital Management, Inc.	Vice President, Taxation
	Delaware Management Holdings, Inc.	Vice President, Taxation
	DMH Corp.	Vice President, Taxation
	Delaware Management Company, Inc.	Vice President, Taxation
	Delaware Service Company, Inc.	Vice President, Taxation
	Retirement Financial Services, Inc.	Vice President, Taxation
	Delaware Distributors, L.P.	Vice President, Taxation
	Delaware Distributors, Inc.	Vice President, Taxation
	Delaware General Management, Inc.	Vice President, Taxation

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Management Business Trust	Vice President, Taxation
	Lincoln National Investment Companies, Inc.	Vice President, Taxation
	LNC Administrative Services Corporation	Vice President, Taxation
	Delaware Investments Family of Funds	Vice President, Taxation
Douglas L. Anderson Senior Vice President,	Delaware Service Company, Inc. Delaware Distributors, L.P.	Senior Vice President, Operations Senior Vice President, Operations
Operations	Delaware Distributors, Inc.	Senior Vice President, Operations
	Retirement Financial Services, Inc.	Senior Vice President, Operations
	Delaware Management Trust Company	Senior Vice President, Operations, Director
Robert R. Arnold Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager
Marshall T. Bassett Senior Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Portfolio Manager Senior Vice President, Senior Portfolio Manager
Christopher S. Beck Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager
Michael P. Bishof Senior Vice President, Investment Accounting	Delaware Capital Management Delaware Service Company, Inc.	Senior Vice President, Investment Accounting Senior Vice President, Investment Accounting
	Delaware Distributors, L.P.	Senior Vice President, Investment Accounting
	Delaware Investment Advisers	Senior Vice President, Treasurer, Investment Accounting
	Delaware Investments Family of Funds	Senior Vice President, Chief Financial Officer
	Lincoln National Income Fund, Inc.	Chief Financial Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Lincoln National Convertible Securities Fund, Inc.	Chief Financial Officer
Ryan K. Brist Senior Vice President, Senior Portfolio Manager, Executive Vice President, Managing Director Co-Head Fixed Income	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Executive Vice President, Managing Director, Chief Investment Officer and Co-Head Fixed Income
	Lincoln National Income Fund, Inc.	Vice President
	Delaware Lincoln Cash Management	Executive Vice President, Managing Director, Co-Head Fixed Income
Timothy G. Connors Senior Vice President, Chief Investment Officer-Value Investing	Delaware Management Business Trust Delaware Investments Family of Funds	Senior Vice President, Chief Investment Officer-Value Investing Senior Vice President, Chief Investment Officer-Value Investing
	Delaware Investment Advisers	Senior Vice President, Chief Investment Officer-Value Investing
	Delware Management Holdings, Inc.	Senior Vice President, Chief Investment Officer-Value Investing
	Lincoln National Investments Companies, Inc.	Senior Vice President, Chief Investment Officer-Value Investing
Nancy M. Crouse Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
George E. Deming Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware International Advisers Ltd.	Director
John B. Fields Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware Management Business Trust	Trustee

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John A. Heffern Senior Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Portfolio Manager Senior Vice President, Senior Portfolio Manager
Susan L. Natalini Senior Vice President, Global Marketing & Client Services	Delaware Investment Advisers	Senior Vice President, Global Marketing & Client Services
Michael S. Morris Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Senior Equity Analyst
John J. O'Connor Senior Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investment Advisers	Senior Vice President, Investment Accounting Senior Vice President, Investment Accounting, Assistant Treasurer
	Delaware Investments Family of Funds	Senior Vice President, Treasurer
Timothy L. Rabe Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
Paul M. Ross Senior Vice President, Global Marketing & Client Services	Delaware Investment Advisers	Senior Vice President, Global Marketing & Client Services
James L. Shields Senior Vice President, Chief Information Officer	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Chief Information Officer Senior Vice President, Chief Information Officer
	Delaware Service Company, Inc.	Senior Vice President, Chief Information Officer
	Retirement Financial Services, Inc.	Senior Vice President, Chief Information Officer
	Delaware Distributors, L.P.	Senior Vice President, Chief Information Officer
Ward W. Tatge Senior Vice President, Director of Fixed Income Research	Delaware Investment Advisers Delaware Investment Family of Funds	Senior Vice President, Director of Fixed Income Research Senior Vice President, Director of Fixed Income Research
Gary T. Abrams Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Christopher S. Adams Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Equity Analyst I Vice President, Portfolio Manager, Senior Equity Analyst
Damon J. Andres Vice President, Senior Fixed Income Portfolio Manager I	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Senior Portfolio Manager
	Lincoln National Convertible Securities Fund, Inc.	Vice President
Joseph R. Baxter Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Senior Vice President, Head of Municipal Bond Investments
Richard E. Biester Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader
Vincent A. Brancaccio Vice President, Senior Equity Trader	Delaware Investment Advisers	Vice President, Senior Equity Trader
Michael P. Buckley Vice President, Portfolio Manager, Director of Municipal Research	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager, Director of Municipal Research Vice President, Portfolio Manager, Senior Municipal Bond Analyst
MaryEllen M. Carrozza Vice President, Client Services	Delaware Investment Advisers Delaware General Management, Inc.	Vice President, Client Services Vice President, Client Services
	Delaware Investments Family of Funds	Vice President, Client Services
Stephen R. Cianci Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware Capital Management	Vice President, Portfolio Manager
Joseph F. DeMichele Vice President, High Grade Trading	Delaware Investment Advisers	Vice President, Senior High Grade Trading
Phoebe W. Figland Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investments Family of Funds	Vice President, Investment Accounting Vice President, Investment Accounting

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Joseph Fiorilla Vice President, Trading Operations	Delaware Investment Advisers	Vice President, Trading Operations
Charles E. Fish Vice President, Senior Equity Trader	Delaware Investment Advisers	Vice President, Senior Equity Trader
Clifford M. Fisher Vice President, Senior Bond Trader	Delaware Investment Advisers	Vice President, Senior Bond Trader
Denise A. Franchetti Vice President, Portfolio Manager, Municipal Bond Credit Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager, Municipal Bond Credit Analyst Vice President, Portfolio Manager, Municipal Bond Credit Analyst
Brian Funk Vice President, High Yield Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, High Yield Analyst Vice President, High Yield Analyst
James A. Furgele Vice President, Investment Accounting	Delaware Investment Advisers Delaware Service Company, Inc.	Vice President, Investment Accounting Vice President, Investment Accounting
	Delaware Investments Family of Funds	Vice President, Investment Accounting
Brent C. Garrells Vice President, High Yield Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, High Yield Analyst Vice President, High Yield Analyst
Stuart M. George Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader
Robert E. Ginsberg Vice President, Porfolio Manager, Senior Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Equity Analyst Vice President, Portfolio Manager, Senior Equity Analyst

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Barry Gladstein Vice President, Portfolio Analyst	Delaware Investment Advisers Delaware Capital Management Delaware Investments Family of Funds	Vice President, Portfolio Analyst Vice President, Equity Analyst Vice President, Equity Analyst
Paul Grillo Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Capital Management	Vice President, Senior Portfolio Manager Vice President, Portfolio Manager
	Delaware Investments Family of Funds	Vice President, Senior Portfolio Manager
Brian T. Hannon Vice President, Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Equity Analyst Vice President, Senior Portfolio Manager
Jonathan Hatcher Senior Vice President, Senior Fixed Income Analyst III, Senior High Yield Analyst	Delaware Investment Advisers Delware Investments Family of funds	Senior Vice President, Senior Fixed Income Analyst III, Senior High Yield Analyst Senior Vice President, Senior Reserve Analyst
Jeffrey W. Hynoski Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager
Cynthia Isom Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager
Steven T. Lampe Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Capital Management Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager Vice President, Portfolio Manager
Andrew M. McCullagh, Jr. Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Portfolio Manager Vice President, Senior Portfolio Manager
Francis X. Morris Director-Fundamental Research, Senior Portfolio Manager	Delaware Investment Advisers Delaware General Management, Inc.	Senior Vice President, Senior Portfolio Manager Vice President, Senior Portfolio Manager
	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager
	Delaware Capital Management	Vice President, Senior Equity Analyst

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John R. Murray Vice President, Senior Equity Analyst	-	-
Philip O. Obazee Vice President, Derivatives Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Derivatives Manager Vice President, Derivatives Manager
Kevin C. Schildt Vice President, Senior Municipal Credit Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Municipal Credit Analyst Vice President, Senior Research Analyst
Brenda L. Sprigman Vice President, Business Manager-Fixed Income	Delaware Investment Advisers	Vice President, Business Manager-Fixed Income
Matthew J. Stephens Vice President, Senior High Grade Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior High Grade Analyst Vice President, Senior High Grade Analyst
Michael T. Taggart Vice President, Facilities & Administrative Services	Delaware Investment Advisers Delaware Service Company, Inc.	Vice President, Facilities & Administrative Services Vice President, Facilities & Administrative Services
	Delaware Distributors, L.P.	Vice President, Facilities & Administrative Services
	Delaware Distributors, Inc.	Vice President, Facilities & Administrative Services
Laura Wagner Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investments Family of Funds	Vice President, Investment Accounting Vice President, Investment Accounting
Chris Welker Vice President, Senior High Grade Trader	Delaware Investment Advisers	Vice President, Senior High Grade Trader
James J. Wright Vice President, Senior Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Equity Analyst Vice President, Senior Equity Analyst

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
See Yeng Quek Executive Vice President, Managing Director, Chief Investment Officer– Fixed Income	Delaware Investment Advisers Delaware Lincoln Cash Management	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income
	Delaware Investments Family of Funds	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income
	Delaware Management Holdings, Inc.	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income, Director, Trustee
	Delaware Management Business Trust	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income, Director, Trustee
	Lincoln National Investment Companies, Inc.	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income, Director, Trustee
	DMH Corp.	Director, Trustee
	Delaware Investments U.S., Inc.	Director, Trustee
	Delaware Management Company, Inc.	Director, Trustee
	Delaware Service Company, Inc.	Director, Trustee
	HYPPCO Finance Company Ltd.	Director, Trustee
Carolyn McIntyre Senior Vice President, Human Resources	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Human Resources Senior Vice President, Human Resources
	Delaware Lincoln Cash Management	Senior Vice President, Human Resources
	Delaware Management Holdings, Inc.	Senior Vice President, Human Resources
	DMH Corp.	Senior Vice President, Human Resources
	Delaware General Management, Inc.	Senior Vice President, Human Resources
	Delaware Management Business Trust	Senior Vice President, Human Resources
	Lincoln National Investment Companies, Inc.	Senior Vice President, Human Resources

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Philip R. Perkins Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager
Renee E. Anderson Vice President, Portfolio Manager, Senior Equity Analyst II	Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Equity Analyst II
Kenneth R. Jackson Vice President, Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Equity Analyst Vice President, Equity Analyst
Donald G. Padilla Vice President, Equity Analyst II	Delaware Investments Advisers Delaware Investments Family of Funds	Vice President, Equity Analyst II Vice President, Equity Analyst II
Robert J. DiBraccio Senior Vice President, Head of Equity Trading	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Head of Equity Trading Senior Vice President, Head of Equity Trading
Daniel V. Geatens Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investments Family of Funds	Vice President, Investment Accounting Vice President, Investment Accounting
Matthew Todorow Vice President, Portfolio Manager	Delaware Investment Advisors Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager
Lori P. Wachs Vice President, Portfolio Manager	Delaware Investment Advisors Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager

Enhanced Investment Technologies, LLC

Enhanced Investment Technologies, LLC ("INTECH") is a sub-adviser for the Registrant's Large Cap Diversified Alpha Fund. The principal business address of INTECH is 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410. INTECH is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
E. Robert Fernholz Ph.D. Executive Vice President and Chief Investment Officer	Enhanced Investment Technologies, LLC	Director, Executive Vice President and Chief Investment Officer
Robert A. Garvy Chairman, President and CEO	Enhanced Investment Technologies, LLC	Director, President and Chief Executive Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
David E. Hurley Executive Vice President and Chief Operating Officer	Enhanced Investment Technologies, LLC	Chief Operating Officer and Executive Vice President

Salomon Brothers Asset Management Inc

Salomon Brothers Asset Management Inc ("SaBAM") is a sub-adviser for the Registrant's Emerging Markets Debt Fund. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. SaBAM is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Michael Even Managing Director	Citigroup Asset Management Citigroup Private Bank	Global Chief Investment Officer Chief Investment Officer
Mark J. McAllister Senior Portfolio Manager Managing Director	-	-
Robert Feitler Senior Portfolio Manager Managing Director	-	-
Michael A. Kagan Senior Portfolio Manager Managing Director	Salomon Brothers Asset Management Citigroup Global Markets Inc.	Vice President Managing Director
Kevin Kennedy Senior Portfolio Manager Managing Director	-	-
Evan Merberg Managing Director	Citigroup Global Markets Inc. Citigroup Asset Management	Managing Director Chief Administrative Officer
Michael Freed Rosenbaum Chief Legal Officer	Citigroup Asset Management Citigroup Global Markets Inc.	General Counsel Managing Director
Andrew Beagley Chief Compliance Officer Managing Director	Citigroup Global Markets Inc. Citigroup Asset Management	Managing Director Managing Director
David Torchia Senior Portfolio Manager Managing Director	Citigroup Global Markets Inc. Travelers Asset Management International Company, LLC	Managing Director Managing Director
Peter J. Wilby Chief Investment Officer North American Fixed Income, Managing Direcor	Smith Barney Fund Management, LLC Travelers Investment Advisors, Inc. Citi Fund Management, Inc.	Managing Director Managing Director Managing Director

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. ("Smith Breeden") is a sub-adviser for the Registrant's Large Cap Diversified Alpha Fund. The prinipal Business address of Smith Breeden is 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157. Smith Breeden is a registered investment adviser under the Advisers Act.

Name and Position With Investment Advisor	Name of Other Company	Connections With Other Company
Daniel C. Dektar Chief Investment Officer	OHSF Hedge MGP I, Inc.	Director
Stephen A. Eason, CFA Executive Vice President	Eason Energy, Inc.	President
Eugene Flood, Jr. Ph. D. Chief Executive Officer	-	-
Michael J. Giarla Chairman	Wyandotte Community Corporation	Director
	Harrington Bank, FSB	Chairman
	Community First Financial Group, Inc.	Director
	Square 1 Bank	Vice-Chairman
	Peninsula Banking Group	Director
Stanley J. Kon, Ph.D. Director of Research	Harrington West Financial Group, Inc.	Director
	Los Padres Savings Bank, FSB	Director
Marianthe S. Mewkill Chief Financial Officer	-	-

Item 27.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Tax Exempt Trust	December 3, 1982

SEI Index Funds	July 10, 1985

SEI Institutional Managed Trust	January 22, 1987

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

HighMark Funds	February 15, 1997

Oak Associates Funds	February 27, 1998

The Nevis Fund, Inc.	June 29, 1998

CNI Charter Funds	April 1, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

JohnsonFamily Funds, Inc.	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

The Japan Fund, Inc.	October 7, 2002

The Arbitrage Funds	May 17, 2005

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Kevin Barr	President & Chief Executive Officer	-
Maxine Chou	Chief Financial Officer & Treasurer	-
John Munch	General Counsel & Secretary	-
Carl A. Guarino	Director	-
Edward D. Loughlin	Director	-
Wayne M. Withrow	Director	-
Michael Farrell	Vice President	-
Mark J. Held	Senior Vice President	-
Mark Greco	Chief Operating Officer	-
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	-
Lori L. White	Vice President and Assistant Secretary	-
Robert Silvestri	Vice President	-
John Coary	Vice President	-
Joanne Nelson	Vice President	-
Al DelPizzo	Vice President

Item 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

Wachovia Bank N.A. (formerly First Union National Bank)
Institutional Custody Group-PA494
123 S. Broad Street
Philadelphia, PA 19109

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Fund Management
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Money Managers:

Analytic Investors Inc.
500 South Grand Avenue
23rd Floor
Los Angeles, California 90071

Aronson+Johnson+Ortiz, LP
230 South Broad Street
Twentieth Floor
Philadelphia, Pennsylvania 19102

Ashmore Investment Management Limited
20 Bedfordbury
London, United Kingdom WC2N 4BL

Bridgewater Associates, Inc.
1 Glendinning Place
Westport, Connecticut 06680

Delaware Management Company
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

Enhanced Investment Technologies, LLC
2401 P.G.A. Boulevard
Suite 100
Palm Beach Gardens, Florida 33410

Salomon Brothers Asset Management Inc.
399 Park Avenue
New York, New York 10022

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Smith Breeden Associates, Inc.
100 Europa Drive, Suite 200
Chapel Hill, North Carolina 27157

Item 29.  Management Services:

None.

Item 30.  Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 23 to Registration Statement No. 33-58041 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of October, 2005.

SEI INSTITUTIONAL INVESTMENTS TRUST

BY:  /S/ EDWARD D. LOUGHLIN

  Edward D. Loughlin

  President & Chief Executive Officer

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

* Rosemarie B. Greco	Trustee	October 28, 2005
* William M. Doran	Trustee	October 28, 2005
* F. Wendell Gooch	Trustee	October 28, 2005
* George J. Sullivan, Jr.	Trustee	October 28, 2005
* James M. Storey	Trustee	October 28, 2005
* Robert A. Nesher	Trustee	October 28, 2005
* Nina Lesavoy	Trustee	October 28, 2005
* James M. Williams	Trustee	October 28, 2005
/S/ EDWARD D. LOUGHLIN Edward D. Loughlin	President & Chief Executive Officer	October 28, 2005
/S/ STEPHEN F. PANNER Stephen F. Panner	Controller & Chief Financial Officer	October 28, 2005
*By: /S/ EDWARD D. LOUGHLIN Edward D. Loughlin, Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

EX-99.B(a)	Registrant's Declaration of Trust is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

EX-99.B(b)	Amended By-Laws, dated June 17, 2004, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(c)	Not Applicable.

EX-99.B(d)(1)	Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation") as previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is herein incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

EX-99.B(d)(2)	Amended Schedule B to the Investment Advisory Agreement between the Trust and SIMC is filed herewith.

EX-99.B(d)(3)	Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(4)	Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Fund are herein incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(5)	Amended schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Diversified Alpha Fund are filed herewith.

EX-99.B(d)(6)	Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(7)	Form of Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Diversified Alpha Fund are filed herewith.

EX-99.B(d)(8)	Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(9)	Amended Form of Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Analytic Investors Inc. with respect to the Large Cap Diversified Alpha Fund are filed herewith.

Exhibit Number	Description

EX-99.B(d)(10)	Investment Sub-Advisory Agreement between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(11)	Schedules A and B dated April 27, 2005 to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap, Small/Mid Cap Equity and Large Cap Funds are herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(12)	Amended Schedules A and B of the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Large Cap Diversified Alpha Fund are filed herewith.

EX-99.B(d)(13)	Form of Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the International Fixed Income and the Large Cap Disciplined Equity Funds is is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(14)	Form of Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the Large Cap Diversified Alpha Fund are filed herewith.

EX-99.B(d)(15)	Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates LLC with respect to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds is filed herewith.

EX-99.B(d)(16)	Form of Investment Sub-Advisory Agreement between SIMC and Ashmore Investment Management Limited is filed herewith.

EX-99.B(d)(17)	Form of Investment Sub-Advisory Agreement between SIMC and Salomon Brothers Asset Management, Inc. is filed herewith.

EX-99.B(f)	Not Applicable.

EX-99.B(g)(1)	Custodian Agreement between the Trust and Wachovia Bank, N.A. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(g)(2)	Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(h)(1)	Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management dated December 10, 2003 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

Exhibit Number	Description

EX-99.B(h)(2)	Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management, as amended September 16, 2004, is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(h)(3)	Form of Administrative Services Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(h)(4)	Form of Amended Shareholder Service Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(i)	Opinion and Consent of Counsel is filed herewith.

EX-99.B(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

EX-99.B(k)	Not Applicable.

EX-99.B(l)	Not Applicable.

EX-99.B(m)	Not Applicable.

EX-99.B(n)	Amended and Restated Rule 18f-3 Plan dated November 14, 2001, as approved September 16, 2002, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(o)	Not Applicable.

EX-99.B(p)(1)	The Code of Ethics for SEI Investments Management Corporation is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451) filed with the SEC on March 29, 2005.

EX-99.B(p)(2)	The Code of Ethics for SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451), filed with the SEC on March 29, 2005.

EX-99.B(p)(3)	The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 42 to
SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on January 29, 2004.

EX-99.B(p)(4)	The Code of Ethics for Enhanced Investment Technologies, LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 43 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on November 29, 2004.

Exhibit Number	Description

EX-99.B(p)(5)	The Code of Ethics for Analytic Investors, Inc. is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(6)	The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, is is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(7)	The Code of Ethics for Bridgewater Associates, Inc. is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 39 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on January 28, 2005.

EX-99.B(p)(8)	The Code of Ethics for Smith Breeden Associates, Inc. is is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(9)	The Code of Ethics for Ashmore Investment Management Limited is filed herewith.

EX-99.B(p)(10)	The Code of Ethics for Salomon Brothers Asset Management, Inc. is filed herewith.

EX-99.B(q)(1)	Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, Nina Lesavoy, James M. Storey and Edward D. Loughlin are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 40 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File No. 33-9504), filed with the SEC on November 12, 2003.

EX-99.b(q)(2)	Power of Attorney for James M. Williams is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 38 to SEI Institutional International Trust's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on November 29, 2004.

EX-99.b(q)(3)	Power of Attorney for Stephen F. Panner is herein incorporated by reference to Exhibit (q)(3) of Post-Effective Amendment No. 32 to SEI Liquid Asset Trust's Registration Statement on Form N-1A (File Nos. 2-73428 and 811-3231), filed with the SEC on October 27, 2005.